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                                                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this Registration Statement on Form S-3 of our report, which contains an explanatory paragraph relating to the Company's ability to continue as a going concern, dated March 29, 2000 relating to the financial statements, which appears in HomeCom Communications, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

                                                /s/ PRICEWATERHOUSECOOPERS LLP
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Atlanta, Georgia
June 1, 2000


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